SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2007 (February 1, 2007)
Hayes Lemmerz International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50303	32-0072578

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)
HLI Operating Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-107539	30-0167742

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)
15300 Centennial Drive, Northville, Michigan 48168

(Address of principal executive offices) (Zip Code)
(734) 737-5000

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
     On February 1, 2007, HLI Operating Company, Inc. and HLI Suspension Holding Company, Inc. (together, the “Sellers”), both wholly-owned subsidiaries of Hayes Lemmerz International, Inc. (the “Company”), entered into a Stock Purchase Agreement (the “Agreement”) with Diversified Machine, Inc. (the “Buyer”), pursuant to which the Sellers agreed to sell to the Buyer all of the issued and outstanding shares of capital stock of Hayes Lemmerz International — Bristol, Inc., and Hayes Lemmerz International — Montague, Inc. (together, the “Suspension Subsidiaries”). The Suspension Subsidiaries operate the Company’s aluminum suspension components business in North America through facilities located in Bristol, Indiana and Montague, Michigan and had revenues of approximately $160 million in 2006.
     Pursuant to the terms of the Agreement, Buyer has agreed to purchase from Sellers all of the outstanding shares of capital stock of the Suspension Subsidiaries for approximately $32 million, including the assumption of approximately $5.2 million of debt under capital leases for equipment at the facilities and taking into account expected adjustments to the purchase price based on the Suspension Subsidiaries’ (i) capital expenditures relative to the capital budget, (ii) non-production inventory levels and (iii) working capital levels, in each case measured as of the closing date of the transactions contemplated by the Agreement (the “Closing”). Approximately $2.5 million of the purchase price will be held in escrow to secure the Sellers’ obligations under the Agreement. The Company will use a portion of the proceeds from the sale to reduce the outstanding borrowings under the Company’s accounts receivable securitization program. The Company intends to use the remaining proceeds for general corporate purposes.
     Consummation of the transactions contemplated by the Agreement is subject to the satisfaction or waiver of a number of customary conditions including the consent of the lenders under the Company’s Amended and Restated Credit Agreement dated as of April 11, 2005, as amended (the “Credit Agreement”) to the transactions. The Company is currently in the process of seeking such consent from the lenders. Except in certain limited circumstances, and subject to certain other termination rights of the parties contained in the Agreement, either party may terminate the Agreement if the Closing has not occurred on or before March 3, 2007. There can be no assurance that the conditions to Closing will be satisfied or that the Closing will occur on or before March 3, 2007, or at all.
     The Agreement also contains representations, warranties, covenants, and indemnities customary for such agreements. These include a covenant by the Company and its subsidiaries not to compete in the cast aluminum and/or machined automotive suspension components business in North America for a period of five years following the Closing. In addition, the Sellers and Buyer have agreed to enter into a Transition Services Agreement at Closing, pursuant to which the Sellers will provide certain services to the Buyer for a period of up to six months following the Closing. The Sellers will be separately compensated for any services provided pursuant to the terms of the transition services agreement.
     A copy of a press release of the Company relating to the foregoing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.01. Regulation FD Disclosure.
     In addition to seeking the lenders’ consent to the sale of the shares of the Suspension Subsidiaries, the Company is also meeting with its lenders under the Credit Agreement to request approval of a proposed amendment to the Credit Agreement to permit the Company to exchange its 10 1/2 % Senior Secured Notes due 2010 for common stock of the Company. No assurances can be given that such lenders will consent to the sale of the shares of the Suspension Subsidiaries or approve the proposed amendment.
     The information contained in this Item 7.01 is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the information by reference. By including this Item 7.01 disclosure in the filing of this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
     The information contained herein is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as we believe is warranted. Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.
Forward Looking Statements
     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. Such forward-looking statements are subject to uncertainties that could cause actual future events and results of the Company to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions that the Company believes are reasonable but are not guarantees of future events and results. Actual future events and results of the Company may differ materially from those expressed in these forward-looking statements. There can be no assurance that any forward-looking statements will be realized. All such forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
     You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in the presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Company’s filings with the Securities and Exchange Commission at www.sec.gov, many of which are beyond the Company’s control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

ITEM 9.01. Financial Statements and Exhibits.
(d)     Exhibits.
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: February 2, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HLI OPERATING COMPANY, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: February 2, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Issued by Hayes Lemmerz International, Inc. on February 2, 2007 relating to entry into Stock Purchase Agreement.